UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 4, 2006
ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32567	74-2966572
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 367-3600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Consent of KPMG LLP
Audited Consolidated Financial Statements
Unaudited Consolidated Financial Statements
Pro Forma Financial Statements

Item 9.01 Financial Statements and Exhibits.
     On August 9, 2006, Alon USA Energy, Inc. (the “Company”) filed under Item 2.01 of Form 8-K to report the acquisition of Paramount Petroleum Corporation, a Delaware corporation (“Paramount”). The Form 8-K filed on August 9, 2006 is hereby being amended as permitted by Item 9.01 to file the financial statement information required by Item 9.01.
     (a) Financial Statements of Business Acquired.
The following Audited Consolidated Financial Statements of Paramount are incorporated herein by reference to Exhibit 99.1:
Auditor’s Report
Consolidated Balance Sheets as of December 31, 2005 and 2004
Consolidated Statements of Operations for the Years Ended December 31, 2005, 2004 and 2003
Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2005, 2004 and 2003
Consolidated Statements of Cash Flows for the Years Ended December 31, 2005, 2004 and 2003
Notes to Consolidated Financial Statements
The following Unaudited Consolidated Financial Statements of Paramount are incorporated herein by reference to Exhibit 99.2:
Consolidated Balance Sheets as of June 30, 2006 and December 31, 2005 (audited)
Consolidated Statements of Operations for the Six Months Ended June 30, 2006 and 2005
Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2006 and 2005
Notes to Consolidated Financial Statements
     (b) Pro Forma Financial Information.
The following Unaudited Pro Forma Financial Statements are incorporated herein by reference to Exhibit 99.3:
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006

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Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2006
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005
Notes to Pro Forma Condensed Consolidated Financial Statements
    (d) Exhibits.

Exhibit
Number	Description
23.1	Consent of KPMG LLP

99.1	Audited Consolidated Financial Statements of Paramount Petroleum Corporation

99.2	Unaudited Consolidated Financial Statements of Paramount Petroleum Corporation

99.3	Pro Forma Financial Statements of Alon USA Energy, Inc. and Paramount Petroleum Corporation

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.

By:	/s/ Shai Even Shai Even Vice President, Chief Financial Officer and Treasurer
Date: October 19, 2006

INDEX TO EXHIBITS

Exhibit
Number	Description
23.1	Consent of KPMG LLP

99.1	Audited Consolidated Financial Statements of Paramount Petroleum Corporation

99.2	Unaudited Consolidated Financial Statements of Paramount Petroleum Corporation

99.3	Pro Forma Financial Statements of Alon USA Energy, Inc. and Paramount Petroleum Corporation